                                     Filed under Rule 497(b) File Nos. 333-
                                                                    and 811-5034


              SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
               Seven World Trade Center, New York, New York 10048

                                                                 July 20, 2001

Dear Shareholders:

      You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets and liabilities of the Salomon Brothers National Intermediate Municipal Fund (the "Acquired Fund"), a series of Salomon Brothers Series Funds Inc, will be transferred in a tax-free reorganization to the Salomon Brothers National Tax Free Income Fund (the "Acquiring Fund"), a series of Salomon Funds Trust, in exchange for shares of the Acquiring Fund.

      If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the Acquired Fund; you will become a shareholder of the Acquiring Fund. You will receive shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of the Acquired Fund.

      The Acquiring Fund is advised by Citi Fund Management Inc. ("CFM"). CFM, like Salomon Brothers Asset Management Inc ("SBAM"), the adviser of the Acquired Fund, is a subsidiary of Citigroup Inc. Citigroup has proposed the reorganization of the Acquired Fund into the Acquiring Fund in order to eliminate duplication in the mutual fund investment advisory operations of CFM and SBAM.

      After carefully studying the merits of the proposal, the Board of Directors of the Acquired Fund has determined that the reorganization of the Acquired Fund with the Acquiring Fund will benefit the shareholders of the Acquired Fund.

      The Acquiring Fund will offer Acquired Fund shareholders a mutual fund with investment objectives and policies that are similar to those of the Acquired Fund. The Directors of the Acquired Fund believe that combining the assets of the Acquired Fund with the Acquiring Fund could result in more efficient mutual fund operations due to economies of scale without substantially changing the investment profile of the Acquired Fund. As a result of the reorganization, Acquired Fund shareholders will be part of a large fund family offering a wide array of mutual funds. Acquired Fund shareholders will be able to exchange their shares among most or all of those funds.

      The Board of Directors of the Acquired Fund believes that the proposal set forth in the enclosed notice of meeting is important and recommends that you read the enclosed materials carefully and then vote for the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE BY FAX, THE INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED MATERIALS. Additional information regarding voting is included with the enclosed proxy card.

                                          Respectfully,

                                          Heath B. McLendon
                                          President


      WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR CAST YOUR VOTE BY FAX, TELEPHONE OR THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                  QUESTIONS AND ANSWERS ABOUT THIS TRANSACTION

WHY IS THE REORGANIZATION BEING PROPOSED?

   The Reorganization is being proposed because each Fund's board believes that it is in the best interest of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

   The Acquired Fund will transfer all or substantially all of its assets and liabilities to the Acquiring Fund and will receive, in exchange, shares of the Acquiring Fund. The Acquired Fund will then be liquidated, and each shareholder of each class of the Acquired Fund will receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having a net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund held on the Closing Date. After the Reorganization, you will own shares of the Acquiring Fund rather than shares of the Acquired Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

   The Acquiring Fund has similar investment objectives and policies to those of the Acquired Fund. Each of the Acquired Fund and the Acquiring Fund invests primarily in fixed income securities consisting primarily of obligations issued by state and municipal governments and other qualifying issuers that pay interest that is exempt from regular federal income tax.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?


   The contractual (or pre-waiver) and actual (or post-waiver) total annual operating expenses of the Acquiring Fund will be the same as or lower than those of the Acquired Fund.


WILL THERE BE ANY CHANGE WITH RESPECT TO THE MANAGEMENT OF MY INVESTMENT?


   Yes. The Acquired Fund's investment manager is Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Citigroup Inc. Citi Fund Management Inc. ("CFM") is the investment manager of the Acquiring Fund, and will continue to serve as the investment manager of the Acquiring Fund after the consummation of the Reorganization. CFM is also a wholly-owned subsidiary of Citigroup Inc.


WHO WILL BE RESPONSIBLE FOR THE COSTS OF THE REORGANIZATION?


   The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be the responsibility of Citigroup Inc. and its affiliates, not the Funds or their shareholders.


WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

   You will automatically receive shares of the Acquiring Fund.

AS A HOLDER OF SHARES OF THE ACQUIRED FUND, WHAT DO I NEED TO DO?


   Please read the enclosed Proxy Statement/Prospectus and vote. Your vote is important! Accordingly, please promptly sign, date and mail the proxy card(s) in the enclosed return envelope as soon as possible.



MAY I ATTEND THE SPECIAL MEETING OF SHAREHOLDERS IN PERSON?

   Yes, you may attend the Meeting in person.

            SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND

                            Seven World Trade Center
                            New York, New York 10048
                            Telephone: (800) 725-6666

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      Please take notice that a Special Meeting of Shareholders of the Salomon Brothers National Intermediate Municipal Fund (the "Acquired Fund"), a series of Salomon Brothers Series Funds Inc, will be held at the offices of Citigroup Asset Management, Seven World Trade Center, 40th Floor, Conference Room B, New York, New York 10048 on Tuesday, September 4, 2001 at 9:15 a.m., Eastern time, for the following purposes:

      ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization that provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the Acquired Fund to Salomon Brothers National Tax Free Income Fund (the "Acquiring Fund"), a series of Salomon Funds Trust, solely in exchange for shares of the Acquiring Fund; (2) the distribution of the shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund; and (3) the termination of the Acquired Fund.

      ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

      Item 1 is described in the attached Proxy Statement/Prospectus.

      THE BOARD OF DIRECTORS OF THE ACQUIRED FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.


      If you were a shareholder of record on July 13, 2001, you are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                          Robert I. Frenkel, Secretary

July 20, 2001


      YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF ADDITIONAL SOLICITATIONS. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY RETURN YOUR PROXY BY FAX, TELEPHONE OR THE INTERNET.

                           PROXY STATEMENT/PROSPECTUS

                                  July 16, 2001

                         Relating to the acquisition by

         SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND, a series of
                               SALOMON FUNDS TRUST
                            Seven World Trade Center
                            New York, New York 10048
                            Telephone: (800) 995-0134

                                of the assets of

      SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, a series of
                        SALOMON BROTHERS SERIES FUNDS INC
                            Seven World Trade Center
                            New York, New York 10048
                            Telephone: (800) 725-6666


      This Proxy Statement/Prospectus is furnished to shareholders of the Salomon Brothers National Intermediate Municipal Fund (the "Acquired Fund "), a series of Salomon Brothers Series Funds Inc ("SBSF"), in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Acquired Fund at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between SBSF, on behalf of the Acquired Fund, and Salomon Funds Trust ("SFT"), on behalf of its series the Salomon Brothers National Tax Free Income Fund (the "Acquiring Fund").

      The Plan provides that substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund. In exchange for the transfer of these assets and liabilities, the Acquired Fund will receive shares of the Acquiring Fund. Shares of the Acquiring Fund so received will then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund will be terminated. There will be no sales load charged to shareholders of the Acquired Fund when they receive shares of the Acquiring Fund in the reorganization. As a result of this transaction (the "Reorganization"), each shareholder of each class of the Acquired Fund will receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund held on the closing date of the Reorganization.

      The Acquired Fund and the Acquiring Fund are each series of open-end management investment companies. The investment objectives and policies of the Acquiring Fund are compared to those of the Acquired Fund in this Proxy Statement/Prospectus. The investment objective of the Acquired Fund is to seek a high level of income which is exempt from regular federal income taxes. The investment objective of the Acquiring Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment. Both the Acquiring Fund and the Acquired Fund invest primarily in municipal securities. Municipal securities are debt obligations issued by states, cities, towns and other public entities and qualifying issuers that pay interest that is exempt from federal income tax.

      This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the Prospectus for the Acquiring Fund, dated July 12,
2001, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Acquiring Fund's Annual Report to shareholders for the year ended December 31, 2000, which is incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the Acquiring Fund, dated July 12,
2001, which is incorporated herein by reference. The Statement of Additional Information is on file with the Securities and Exchange Commission and is available without charge upon request by writing or calling the Acquiring Fund at the address or telephone number indicated above.

      Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated July 16, 2001,
(b) the Prospectus and Statement of Additional Information of the Acquired Fund dated April 30, 2001, and (c) the Acquired Fund's Annual Report for the fiscal year ended December 31, 2000. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the Acquired Fund at the address or telephone number indicated above.

      This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about July 20, 2001.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE ACQUIRED FUND OR THE ACQUIRING FUND.

                                TABLE OF CONTENTS



SYNOPSIS..........................................................            5
   Proposed Transaction...........................................            5
   Comparison of Investment Objectives and Policies...............            6
   Investment Advisory Services and Management Fees...............            9
   Overall Expenses...............................................            9
   Distribution of Shares and Other Services......................           12
   Sales Charges, Purchase Policies and Redemption and Exchange
      Information.................................................           13
   Dividends and Other Distributions..............................           17
   Tax Consequences...............................................           18

PRINCIPAL INVESTMENTS, RISK FACTORS AND INVESTMENT RESTRICTIONS ..           19
   Principal Investments and Risk Factors.........................           19
   Fundamental Investment Restrictions............................           28
   Non-Fundamental Investment Restrictions........................           28

THE PROPOSED TRANSACTION..........................................           30
   Description of the Plan........................................           30
   Reasons for the Proposed Transaction...........................           31
   Description of the Securities to be Issued.....................           33
   Federal Income Tax Consequences................................           34
   Liquidation and Termination of the Acquired Fund...............           36
   Portfolio Securities...........................................           36
   Portfolio Turnover.............................................           36
   Pro Forma Capitalization.......................................           36
   Performance....................................................           37

VOTING INFORMATION................................................           40
   General Information............................................           40
   Quorum; Vote Required to Approve Proposal......................           40
   Outstanding Shareholders.......................................           41

ADDITIONAL INFORMATION ABOUT THE FUNDS............................           43

OTHER MATTERS.....................................................           43

AGREEMENT AND PLAN OF REORGANIZATION .............................    EXHIBIT A

                                    SYNOPSIS

      The following is a summary of certain information contained in this Proxy Statement/Prospectus regarding the Acquired Fund and the Acquiring Fund (each a "Fund", and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund, and the Plan. The Plan is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Acquired Fund should read this entire Proxy Statement/Prospectus carefully.

Proposed Transaction

      The Board of Directors of SBSF, on behalf of the Acquired Fund, including a majority of the Directors who are not "interested persons" of the Acquired Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors"), approved the Plan on May 21, 2001. The Plan provides that substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund. In exchange for the transfer of those assets and liabilities, the Acquired Fund will receive shares of the Acquiring Fund. Shares of the Acquiring Fund so received will then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund will be terminated. There will be no sales load charged to shareholders of the Acquired Fund when they receive shares of the Acquiring Fund in connection with the Reorganization. As a result of the Reorganization, each shareholder of each class of the Acquired Fund will receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be on or about September 14, 2001 or such other date as the parties may agree in writing.

      For the reasons described below under "The Proposed Transaction - Reasons for the Proposed Transaction," the Board of Directors of SBSF, including a majority of the Non-Interested Directors, has concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Directors. Such other action may potentially include, but not be limited to, resubmission of the Plan to shareholders, maintaining the status quo or the termination and liquidation of the Acquired Fund.

Comparison of Investment Objectives and Policies

Investment Objectives

      The investment objective of the Acquired Fund is to seek a high level of income which is exempt from regular federal income taxes.

      The investment objective of the Acquiring Fund is to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment.

      Each of the Acquired Fund and the Acquiring Fund seeks its investment objective by investing primarily in municipal securities.

      PLEASE NOTE THAT ALTHOUGH THE FUNDS' INVESTMENT OBJECTIVES ARE SIMILAR, THERE ARE DIFFERENCES IN THE FUNDS' INVESTMENT POLICIES AND THE MANNER IN WHICH THE FUNDS SEEK TO ACHIEVE THEIR GOALS. THESE DIFFERENCES ARE DISCUSSED IN MORE DETAIL BELOW.

Investment Policies

      Debt Securities. Each of the Acquired Fund and the Acquiring Fund invests primarily in fixed income securities consisting primarily of obligations issued by state and municipal governments and other qualifying issuers that pay interest that is exempt from regular federal income tax. These may include obligations of Puerto Rico and other U.S. territories. These types of fixed income securities are called "municipal securities" or "municipal obligations".

      Each of the Acquired Fund and the Acquiring Fund will invest under normal circumstances at least 80% of its net assets in municipal obligations the interest on which is exempt from federal personal income taxes. For the Acquiring Fund this is a fundamental policy that cannot be changed without shareholder consent. Each of the Acquired Fund and the Acquiring Fund may invest up to 20% of its assets in securities that pay interest which is not exempt from federal income tax. All or a portion of the Acquired Fund's dividends paid in respect of its shares may, however, be subject to the federal alternative minimum tax. By contrast, no more than 20% of the Acquiring Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax, except for temporary defensive purposes.

      The Acquired Fund invests exclusively in municipal obligations that are investment-grade, which means they are rated in one of the four highest rating categories by a national rating organization at the time of purchase or, if unrated, of equivalent quality as determined by the portfolio manager. The Acquiring Fund invests primarily in such investment-grade municipal obligations.


      The Acquired Fund is a "diversified" fund, which means that it is limited by the 1940 Act in the amount of its assets that can be invested in the obligations of a single issuer. By contrast, the Acquiring Fund is a "non-diversified" fund. This means that the Acquiring Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Because the Acquiring Fund is a "non-diversified" fund, it is subject to additional risks that the Acquired Fund is not. The Acquired Fund may invest more than 25% of its assets in obligations whose payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. The Acquiring Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.


      When acceptable municipal obligations are not available, both the Acquiring Fund and the Acquiring Fund may invest in short-term debt securities that pay interest that is subject to federal personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government.

      Each of the Acquired Fund and the Acquiring Fund may purchase securities for which there is no readily available market. These securities are known as illiquid securities. The Acquired Fund will not invest more than 15% of the value of its total assets in illiquid securities. The Acquiring Fund will not invest more than 15% of its net assets in illiquid securities.


      The Acquired Fund normally maintains a market-weighted average portfolio maturity of between three and ten years. However, the Acquired Fund may invest in individual securities of any maturity. The Acquiring Fund is permitted to invest in bonds with any maturity. However, the Acquiring Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). Occasionally, however, the Acquiring Fund may invest so that the dollar-weighted average maturity of the securities held by the Acquiring Fund is under 10 years.


      See "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of fixed income securities, municipal securities and the other types of assets the Funds can purchase.

      Derivative Securities. The Acquired Fund is currently authorized to purchase or sell futures contracts on U.S. debt securities and municipal bond indices. In addition, the Acquired Fund will only enter into futures contracts traded on recognized domestic exchanges. The Acquired Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Acquired Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Acquired Fund will not engage in futures transactions for leveraging purposes.

      The Acquiring Fund may invest in futures contracts in order to protect (or "hedge") against changes in interest rates. The Acquiring Fund may also, however, use futures contracts to manage the maturity or duration of the fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. The Acquiring Fund's use of futures contracts may expose the Fund to the effects of leveraging.

      See "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of futures contracts.

Management Style and Security Selection Process

      The investment manager of the Acquired Fund is Salomon Brothers Asset Management Inc ("SBAM"). In selecting securities for the Acquired Fund, SBAM focuses upon developing a portfolio that is diversified among states and types of municipal securities and also the appropriate maturity allocation for the Acquired Fund within a given market environment. In managing the Acquired Fund,
SBAM:

      (i) emphasizes investments in revenue bonds for essential services (i.e., water, electric, power, sewer and select transportation authority) and in general obligation bonds of high-quality issuers;

      (ii) uses credit analysis to evaluate the relative attractiveness of various securities and sectors; and

      (iii) seeks geographic and issuer diversification.


      The investment manager of the Acquiring Fund is Citi Fund Management Inc. ("CFM"). CFM manages the Acquiring Fund by using a combination of qualitative and quantitative analysis. The portfolio manager decides which securities to purchase by first developing an interest rate forecast and an analysis of general economic conditions throughout the United States. Then the portfolio manager compares specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. CFM uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The portfolio manager uses this same approach when deciding which securities to sell. Securities are sold when the Acquiring Fund needs cash to meet redemptions, or when the portfolio manager believes that better opportunities exist or that the security no longer fits within the portfolio manager's overall strategies for achieving the Acquiring Fund's goals.


Investment Advisory Services and Management Fees


      SBAM, a wholly-owned subsidiary of Citigroup Inc., serves as the investment manager of the Acquired Fund. CFM, also a wholly owned subsidiary of Citigroup Inc., serves as the investment manager of the Acquiring Fund. CFM was established in January 2001 to take over the mutual fund investment advisory operations of Citibank, N.A. CFM will continue to serve as the investment manager of the Acquiring Fund after the consummation of the Reorganization.


      Thomas A. Croak, a vice president of SBAM, and Robert E. Amodeo, a director of SBAM, have been responsible for the day-to-day operation of the Acquired Fund since 1998.

      John C. Mooney, CFA, a Senior Portfolio Manager at CFM, has been responsible for the day-to-day operation of the Acquiring Fund since 1997 and will continue as the portfolio manager of the Fund after the consummation of the Reorganization. Mr. Mooney has been a Senior Portfolio Manager at Citibank, N.A. responsible for managing tax-exempt fixed income funds since 1997.

      The Acquired Fund pays an aggregate management fee of 0.50% of the Acquired Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Acquiring Fund pays an aggregate management fee of 0.50% of the Fund's average daily net assets on an annual basis for the Fund's then current fiscal year. For a comparison of the total annual operating expenses, both before and after waivers, for all classes of shares of the Acquired Fund and the Acquiring Fund, please review the expense tables under "Overall Expenses" below.

Overall Expenses

      After taking into account waivers and reimbursements by service providers to the Acquired Fund and the Acquiring Fund, the total annual operating expenses for Class A, Class B, Class 2 and Class O shares of the Acquiring Fund are the same (on a pro forma basis) as the total annual operating expenses of Class A, Class B, Class 2 and Class O shares, respectively, of the Acquired Fund. However, the total annual operating expenses of Class A, Class B, Class 2 and Class O shares of the Acquiring Fund are lower than those of the Acquired Fund if waivers and reimbursements by the Acquired Fund's service providers, which can be terminated at any time, are not taken into account.

      Further information about the expenses of Acquired Fund and the Acquiring Fund and pro forma expenses following the proposed Reorganization are outlined in the tables below.


                                                                  PRO FORMA
                           SALOMON BROTHERS  SALOMON BROTHERS  SALOMON BROTHERS
                              NATIONAL          NATIONAL          NATIONAL
                            INTERMEDIATE        TAX FREE          TAX FREE
SHAREHOLDER FEES           MUNICIPAL FUND      INCOME FUND       INCOME FUND

(PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge
(Load) Imposed on
Purchases
  Class A(1)                    4.75%              4.75%             4.75%
  Class B                       None                None             None
  Class 2                       1.00%              1.00%             1.00%
  Class O                       None                None             None

Maximum Deferred Sales
Charge (Load)
  Class A(2)                    None                None             None
  Class B                       5.00%              5.00%             5.00%
  Class 2                       1.00%              1.00%             1.00%
  Class O                       None                None             None

ANNUAL FUND
OPERATING EXPENSES
(PAID BY THE FUND AS A %
OF NET ASSETS)

Management Fees (all            0.50%              0.50%             0.50%
classes)

Distribution and Service
(12b-1) Fees
  Class A                       0.25%              0.25%             0.25%
  Class B                       1.00%              1.00%             1.00%
  Class 2                       0.75%              0.75%             0.75%
  Class O                       None                None             None

Other Expenses
(administrative,
shareholder servicing
and other expenses)
  Class A                       1.59%              0.32%             0.32%
  Class B                       1.60%              0.32%(3)          0.32%(3)
  Class 2                       1.60%              0.32%(3)          0.32%(3)
  Class O                       1.58%              0.32%(3)          0.32%(3)

Total Annual Fund
 Operating Expenses(4)
  Class A                       2.34%              1.07%             1.07%
  Class B                       3.10%              1.82%             1.82%
  Class 2                       2.85%              1.57%             1.57%
  Class O                       2.08%              0.82%             0.82%


(1) If you buy Class A shares of either Fund in amounts of $50,000 or more the sales charge is lower.

(2) You do not pay an initial sales charge when you buy $1 million or more of Class A shares of either Fund, but if you redeem those shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

(3) Because Class B, Class 2 and Class O shares are newly offered by the Acquiring Fund, "Other Expenses" have been estimated based on expenses incurred by Class A shares.

(4) Because the manager of each Fund voluntarily agreed to waive its fee and reimbursed certain expenses for the fiscal year ended December 31, 2000, the actual total operating expenses for each class of each Fund were (in the case of the Acquired Fund and the Class A shares of the Acquiring Fund) or would have been (in the case of the Class B, 2 and O shares of the Acquiring
    Fund) and will be (in the case of the pro forma Acquiring Fund):


                                                                  PRO FORMA
                           SALOMON BROTHERS  SALOMON BROTHERS  SALOMON BROTHERS
                              NATIONAL          NATIONAL          NATIONAL
                            INTERMEDIATE        TAX FREE          TAX FREE
                           MUNICIPAL FUND      INCOME FUND       INCOME FUND


                  Class A       0.75%              0.80%             0.75%
                  Class B       1.50%              1.50%             1.50%
                  Class 2       1.25%              1.25%             1.25%
                  Class O       0.50%              0.50%             0.50%

   The manager of either Fund may discontinue this waiver or reimbursement at any time.

      This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated). The example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before waivers and reimbursements) remain the same. Your actual costs may be higher or lower.



             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR       3 YEARS      5 YEARS      10 YEARS

Your costs would be:

Class A                   $701        $1,171        $1,666       $3,024

Class B (redemption
at end of period)         $813        $1,257        $1,825       $3,074

Class B (no               $313         $957         $1,625       $3,074
redemption)

Class 2 (redemption
at end of period)         $485         $974         $1,589       $3,244

Class 2 (no               $385         $974         $1,589       $3,244
redemption)

Class O                   $211         $652         $1,119       $2,410


                 SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR       3 YEARS      5 YEARS      10 YEARS

Your costs would be:

Class A                   $579         $799         $1,037       $1,719


Class B (redemption
at end of period)         $685         $873         $1,085       $1,655

Class B (no               $185         $573          $985        $1,655
redemption)


Class 2 (redemption
at end of period)         $358         $591          $947        $1,949

Class 2 (no               $258         $591          $947        $1,949
redemption)

Class O                   $82          $262          $455        $1,014


            PRO FORMA SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR       3 YEARS      5 YEARS      10 YEARS

Your costs would be:

Class A                   $579         $799         $1,037       $1,719

Class B (redemption
at end of period)         $685         $873         $1,185       $1,760

Class B (no               $185         $573          $985        $1,760
redemption)

Class 2 (redemption
at end of period)         $358         $591          $947        $1,949

Class 2 (no               $258         $591          $947        $1,949
redemption)

Class O                   $ 82         $262          $455        $1,014


Distribution of Shares and Other Services

Distributor

      The distributor of both the Acquired Fund and the Acquiring Fund is Salomon Smith Barney, Inc. ("SSB"). Each of the Fund's shares are continuously sold by SSB.

      Both the Acquired Fund and the Acquiring Fund have adopted Rule 12b-1 distribution plans for their Class A, Class B and Class 2 shares. Under the plans, each Fund pays distribution and service fees. The distribution and service fees as a percentage of net assets for Class A, Class B and Class 2 shares of the Acquired Fund and the Acquiring Fund are the same. See "Overall Expenses" above for a comparison of the total fees and expenses for the Acquired Fund and the Acquiring Fund.

Administrator

      Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, serves as administrator for the Acquired Fund. For its services as administrator, the Acquired Fund pays SBFM a fee at an annual rate of 0.05% of the Fund's average daily net assets.

Other Service Providers

      As indicated below, the Acquired Fund and the Acquiring Fund generally have different service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

SERVICE PROVIDER          ACQUIRED FUND            ACQUIRING FUND

Custodian                 PNC Bank, N.A.           State Street Bank and
                                                   Trust Company

Auditors                  PricewaterhouseCoopers   KPMG LLP
                          LLP

Transfer Agent            PFPC Global Fund         Citi Fiduciary Trust
                          Services, Inc.           Company

Sub-Transfer Agent        N/A                      Boston Financial Data
                                                   Services (through July
                                                   27, 2001)
                                                   PFPC Global Fund
                                                   Services, Inc. (beginning
                                                   July 30, 2001)

Sales Charges, Purchase Policies and Redemption and Exchange Information

      Class A shares of the Acquired Fund and the Acquiring Fund are sold at net asset value plus a front-end sales charge. There will be no sales load charged to Class A shareholders of the Acquired Fund when they receive Class A shares of the Acquiring Fund in the Reorganization. See "Overall Expenses" for tables comparing sales charges and other expenses of the Funds.

      The front-end sales charge on purchases of Class A shares of the Acquired Fund is the same as the front-end sales charge on purchases of Class A shares of the Acquiring Fund. You do not pay an initial sales charge when you buy $1 million or more of Class A shares of either the Acquired Fund or the Acquiring Fund, but if you redeem these Class A shares within one year of purchase you will pay a deferred sales charge of 1%. For purposes of determining the one-year holding period, an Acquired Fund shareholder will be deemed to have held the shares of the Acquiring Fund received in the Reorganization since the date of the original purchase of shares of the Acquired Fund.

      The Acquired Fund and the Acquiring Fund have established policies, including rights of accumulation and letter of intent privileges, waiving the Class A initial sales charge for certain classes of investors under certain circumstances. Shareholders who wish to make purchases of Class A shares of the Acquiring Fund after the Reorganization should review the Prospectus of the Acquiring Fund for additional information about these waivers. As stated above, the Acquiring Fund will not impose any initial sales charge on the Class A shares of the Acquiring Fund that Acquired Fund shareholders receive in the Reorganization.


      Class B shares of the Acquired Fund and the Acquiring Fund are sold without a front-end sales charge. However, if you redeem your Class B shares of either Fund within six years of purchase, you will pay a deferred sales charge. For each of the Funds, the rate of the deferred sales charge goes down the longer you hold your shares. For purposes of determining the holding period, an Acquired Fund shareholder will be deemed to have held the shares of the Acquiring Fund received in the Reorganization since the date of the original purchase of shares of the Acquired Fund (or, if the shares of the Acquired Fund were received in an exchange from an earlier purchase, the date of that earlier purchase). Shareholders of the Acquired Fund are subject to the same deferred sales charge schedule as shareholders of the Acquiring Fund.


      After 7 years, Class B shares of each Fund automatically convert into Class A shares. For each Fund, Class A shares have lower annual expenses than Class B shares.

      Each Fund has established policies waiving the Class B deferred sales charge for certain classes of investors under certain circumstances. Class B shareholders should review the deferred sales charge waiver policies of the Acquiring Fund to determine whether a waiver may be applicable when they redeem their Class B shares of the Acquiring Fund received in the Reorganization. The deferred sales charge on Class B shares of the Acquiring Fund will generally be waived following the death or disability of a shareholder. The deferred sales charge will also be waived on certain distributions from a retirement plan. You should review the Prospectus and Statement of Additional Information of the Acquiring Fund for a more complete description of the waiver policies that may be applicable. These policies are generally the same as the waiver policies in effect for the Acquired Fund.

      Class 2 shares of the Acquired Fund and the Acquiring Fund are sold at net asset value plus a sales charge of 1% (1.01% of net amount invested). In addition, if you redeem Class 2 shares of either the Acquired Fund or the Acquiring Fund within one year of purchase, you will pay a deferred sales charge of 1%. For purposes of determining the one-year holding period, an Acquired Fund shareholder will be deemed to have held the shares of the Acquiring Fund received in the Reorganization since the date of the original purchase of shares of the Acquired Fund.

      Shares of either the Acquired Fund or the Acquiring Fund acquired as a result of an exchange of shares of certain other Salomon Funds purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversions features, if any, in effect at the time the original shares were purchased. Shares of the Acquiring Fund received in the Reorganization by an Acquired Fund shareholder that acquired shares of the Acquired Fund as a result of an exchange of certain other Salomon Funds purchased prior to September 14, 1998 will remain subject to the deferred sales charge schedule and conversion features, if any, in effect at the time the original shares were purchased.

Purchase Policies

      You may purchase shares of each Fund through its transfer agent by completing a purchase application. Shares of each Fund may also be purchased from selected dealers in accordance with procedures established by the dealer.

Investment Minimums

      Each Fund offers Class A, Class B, Class 2 and Class O shares. Minimum initial investment amounts vary depending on the nature of your investment account. The minimum investment amounts for each Fund are the same and are set forth in the table below.

                                              INITIAL             ADDITIONAL
                                             INVESTMENT          INVESTMENTS
                                         CLASSES A, B, 2, O   CLASSES A, B, 2, O

General                                          $250                $50
Individual Retirement Accounts, Self             $ 50                $50
Employed Retirement Plans, Uniform Gift
to Minor Accounts
Qualified Retirement Plans                       $ 50                $50
Monthly Systematic Investment Plans              $ 25                $25
Pre-authorized Check Plan                        $ 25                $25

Redemptions

      Shares of each Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of your redemption request in good order, as adjusted for any applicable sales charge. Each Fund has the right to pay redemption proceeds by distributing securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash.

      The redemption procedures for the Acquired Fund and the Acquiring Fund are the same and are outlined in the table below.

REDEMPTION
PROCEDURES AND                         ACQUIRED FUND/
POLICIES                               ACQUIRING FUND


Through an           To redeem shares, you may contact the Fund's transfer agent
Appropriate Contact  or a selected dealer with which the distributor has entered
Person               into sales agreements for the purchase of the shares of
                     the Fund.

      By Mail You may send written redemption requests to the Fund's transfer agent.

      By Fax You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be faxed to the Fund's transfer agent.

      By Telephone   You may make redemption requests by telephone if you elect the telephone redemption option on your purchase application.

      By Wire You can redeem by wire in amounts of $500 or more if redemption by wire has been elected on your purchase application. To redeem by wire either call the Fund's transfer agent or mail the redemption request to the Fund's transfer agent.

Systematic           You can arrange for automatic withdrawal of a
Withdrawal Plan      portion of your shares on a monthly or quarterly
                     basis. To qualify you must own shares with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $250 if made monthly.

Automatic            If your account falls below $500 ($250 in the
Redemptions          case of an IRA or self-employed retirement plan)
                     because of redemption of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the redemption proceeds.

Exchanges


      Shareholders of each Fund may exchange Fund shares for shares of the same class of certain other Salomon Funds, subject to the limitations noted below. Each Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. Shares of each Fund are eligible for exchange commencing 30 days after purchase. Shareholders of the Acquired Fund do not have to wait 30 days before exchanging shares of the Acquiring Fund received in the Reorganization.


      If you exchange Class A shares of either Fund, you are not required to pay an initial sales charge on the shares to be acquired in the exchange. The Class A shares of the Acquiring Fund issued in connection with the Reorganization will not be subject to an initial sales charge at the time of the exchange.

      If you exchange Class B shares of either Fund, those shares will not be subject to a deferred sales charge at the time of the exchange but those shares will be subject to any applicable deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of your original purchase.

      If you exchange Class 2 shares of either Fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.

      Shareholders of the Funds may place exchange orders through the applicable Fund's transfer agent, and may place exchange orders by telephone if their account application permits.

Dividends and Other Distributions

      The Acquired Fund and the Acquiring Fund have similar policies relating to dividend and capital gain distributions to shareholders. The Funds pay dividends and distribute capital gains, if any, according to the following schedule:

--------------------------------------------------------------------
                    DIVIDENDS       INCOME DIVIDEND    CAPITAL GAIN
FUND                DECLARED        DISTRIBUTIONS      DISTRIBUTIONS
--------------------------------------------------------------------
Acquired Fund       daily           monthly            annually
--------------------------------------------------------------------
Acquiring Fund      daily           monthly            semi-annually
--------------------------------------------------------------------

      Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of a federal tax. For each Fund, capital gain distributions and dividends are reinvested in additional Fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternately, you can, in the case of each Fund, have your distributions and/or dividends paid in cash.

      On or immediately prior to the Closing Date of the Reorganization, the Acquired Fund will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Such distributions or dividends will automatically be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the Acquiring Fund will make one or more similar distributions to its shareholders, including the former Acquired Fund shareholders who receive shares of the Acquiring Fund in the Reorganization.

Tax Consequences

      The Acquired Fund and the Acquiring Fund will each receive an opinion of Simpson Thacher & Bartlett in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations, the transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for voting stock of the Acquiring Fund, followed by the distribution of such shares in complete liquidation of the Acquired Fund, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

       PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

Principal Investments and Risk Factors

      The investment objectives and policies and risk factors of the Acquired Fund are, in many respects, similar to those of the Acquiring Fund. There are, however, some differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Acquired Fund and the Acquiring Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of the Acquired Fund and the Acquiring Fund incorporated herein by reference.

BOTH FUNDS             FIXED INCOME SECURITIES (BONDS, DEBENTURES, NOTES,
                       COMMERCIAL PAPER AND OTHER DEBT OBLIGATIONS):

                       o The prices of securities may rise or fall due to changing economic, political or market conditions, or due to an issuer's individual situation.

                       o Interest rates may increase, causing the prices of fixed income securities to decline, thereby reducing the value of a Fund's portfolio. An increase in interest rates also could cause a Fund's share price to go down. Longer term obligations are usually more sensitive to interest rate changes. This is known as interest rate risk.

                       o If interest rates decline, the amount of income paid to you by a Fund as dividends may also decline. This is known as income risk.

                       o Some issuers may not make payments of principal and/or interest on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. This is known as credit risk. If the credit quality of a security deteriorates below investment grade, a Fund may continue to hold the security, commonly known as a "junk" bond. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. Lower quality debt securities are more susceptible to these problems than higher quality obligations.

                       o As interest rates decline, the issuers of fixed income securities held by a Fund may pay principal earlier than scheduled or exercise a right to call the securities. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. A Fund would also lose the benefit of falling interest rates on the price of the repaid bond. This is known as prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

                       o Rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and a Fund's share price more volatile. This is known as extension risk.

                       o The portfolio manager's judgment about interest rates or the attractiveness, value or income potential of a particular security may prove incorrect. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free mutual fund.

BOTH FUNDS             MUNICIPAL SECURITIES:


                       Each Fund invests primarily in municipal securities, which are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these securities is exempt from federal personal income taxes.


                       There are special factors that may affect the value of municipal securities and, as a result, each Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and the supply and demand for municipal obligations.

                       The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues generated from a particular project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on a Fund's revenue obligations.

                       The secondary market for municipal securities may be less liquid than for most taxable fixed income securities, which may limit a Fund's ability to buy and sell these obligations at times and prices the portfolio manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund's ability to recover interest or principal in the event of a default by the issuer.

BOTH FUNDS             MUNICIPAL LEASE OBLIGATIONS:

                       Each Fund may invest in municipal lease obligations. A municipal lease obligation is an undivided interest issued by a state or municipality in a lease or installment purchase of equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation securities or revenue securities. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult.

BOTH FUNDS             PARTICIPATION INTERESTS:

                       Each Fund may purchase from banks participation interests in all or part of an underlying municipal obligation. A Fund has the right to sell the participation interest back to the bank and draw on a letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligation; in these cases, the underlying municipal obligation must meet a Fund's credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to the shareholders of a Fund. The Acquiring Fund will not invest more than 5% of its total assets (taken at the greater of cost or market value) in participation interests.

ACQUIRING FUND         NON-DIVERSIFICATION:

                       The Acquiring Fund is a non-diversified mutual fund. This means that the Acquiring Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, many securities held by the Acquiring Fund may be adversely affected by a particular economic, business, regulatory or political event. The Acquiring Fund seeks to limit its exposure in the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of its assets.

                       Because the Acquired Fund is a diversified fund, it is not subject to this risk. The Acquired Fund, however, may invest more than 25% of its assets in obligations whose payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic locations.

BOTH FUNDS             FUTURES CONTRACTS:

ACQUIRED FUND MAY NOT  Both Funds may, but need not, invest in futures
ENGAGE IN FUTURES      contracts, a common form of derivative.
TRANSACTIONS FOR
LEVERAGING PURPOSES.   Both Funds may use futures contracts in order to
                       protect (or "hedge") against changes in interest
ACQUIRING FUND MAY     rates without actually buying or selling debt
ENGAGE IN FUTURES      securities.  The Acquiring Fund may also use
TRANSACTIONS FOR       futures contracts to manage the maturity or
LEVERAGING PURPOSES.   duration of the fixed income securities in the
                       Fund's portfolio in an effort to reduce potential losses or enhance potential gain.

                       A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities.

                       A Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the portfolio manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the portfolio manager's predictions are wrong, a Fund could suffer greater losses than if it had not used futures contracts.

                       The other parties to certain futures contracts present the same types of credit risk as issuers of fixed income securities. Investing in futures contracts can also make a Fund less liquid and harder to value, especially in declining markets.

                       The Acquiring Fund's use of futures contracts may expose the Fund to the effects of leveraging which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Acquiring Fund's potential for both gain and loss. The Acquiring Fund adheres to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Acquiring Fund.

                       Because the Acquiring Fund has fewer restrictions on its use of futures contracts, it may be more susceptible to the risks of investing in futures contracts than the Acquired Fund.

ACQUIRING FUND         ZERO COUPON OBLIGATIONS:

                       The Acquiring Fund may purchase zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

                       The Acquired Fund is not subject to this risk.

BOTH FUNDS             FLOATING AND VARIABLE RATE INSTRUMENTS:

                       The Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.


                       Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or the third party providing credit support. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due. These events may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due.


ACQUIRING FUND         SHORT SALES:

                       The Acquiring Fund may engage in short sales. A short sale occurs when the Fund's portfolio manager, anticipating that the price of a security will decline, enters into an agreement to sell the security even though the Fund may not own it.

                       The Acquiring Fund may only engage in short sales "against the box." A short sale is "against the box" to the extent that the Fund owns or has the right to obtain at no added cost securities identical to those sold short.

                       The Acquiring Fund may make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

                       The Acquired Fund is not subject to this risk.

ACQUIRING FUND         STAND-BY COMMITMENTS:

                       When the Acquiring Fund purchases municipal obligations, it may also acquire stand-by commitments from banks or broker-dealers with respect to the municipal obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular municipal obligation. The Acquiring Fund intends to acquire stand-by commitments solely to facilitate liquidity.

                       Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying municipal obligation is in default.

                       The Acquired Fund is not subject to this risk.

BOTH FUNDS             WHEN-ISSUED SECURITIES:

                       Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, a Fund does not pay for the securities until they are received and does not start earning interest on those securities until the contractual settlement date.

                       When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to its policies, purchases of securities on such bases may involve more risk than other types of purchases. When-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during the period before delivery. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

BOTH FUNDS             PORTFOLIO TURNOVER:

                       Each Fund may engage in active and frequent trading to achieve its principal investment strategies. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders. Frequent trading may also increase the amount of commissions or mark-ups a Fund pays to brokers or dealers when it buys and sells securities.

                       Although the portfolio managers of the Funds attempt to minimize portfolio turnover, from time to time a Fund's annual portfolio turnover rate may exceed 100%. For a comparison of the historical portfolio turnover rates of the Funds, see "The Proposed Transaction - Portfolio Turnover" below.

BOTH FUNDS             DEFENSIVE STRATEGIES:

                       Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in cash and in taxable U.S. dollar-denominated high-quality money market and short-term instruments, and may not be pursuing their investment goals. These investments may result in a lower yield than would be available from investments in lower quality or longer term obligations.

      The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of that Fund. Certain of these non-principal investments and related risk factors may differ for each Fund. For a further description of such investments and related risks, please consult the Statement of Additional Information of the applicable Fund.

Fundamental Investment Restrictions

      Each Fund has adopted certain fundamental investment limitations that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the Funds are, in general, similar. These fundamental restrictions limit the amounts that the Funds may borrow and prohibit the Funds from making loans (with certain exceptions), from underwriting securities issued by other persons, from purchasing or selling real estate, or interests in oil, gas or mineral leases (with respect to the Acquiring Fund only), or commodities or commodity contracts (with certain exceptions), or from issuing "senior securities" (as defined in the 1940 Act) to the extent prohibited by the 1940 Act.

      In addition, neither Fund may invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry (with certain exceptions). The risk of concentration is that securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event.

      The Acquired Fund, as a diversified fund, also may not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Acquired Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Acquired Fund (with certain exceptions). The Acquiring Fund is not a diversified fund. See "Principal Investments and Risk Factors" above for more information on the risks of non-diversification.

      Although these restrictions are similar, the specific limitations may be different between the two Funds.

Non-Fundamental Investment Restrictions

      In addition to the fundamental restrictions described above, each Fund is subject to certain non-fundamental restrictions that may be changed at any time by that Fund's Board without shareholder approval.

      These non-fundamental investment restrictions provide that the Acquired Fund may not:

      (1) purchase securities on margin (with certain exceptions);

      (2) sell securities short (with certain exceptions);

      (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Acquired Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

      (4) invest in oil, gas and other mineral leases (with certain exceptions);

      (5) purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

      (6) purchase securities of issuers that it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets (with certain exceptions);

      (7) invest more than 5% of its total assets in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (with certain exceptions);

      (8) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

      (9) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

      (10) invest for the purpose of exercising control over the management of any company.


      The one non-fundamental investment restriction of the Acquiring Fund provides that the Fund may not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market.


      As a result of these differences in non-fundamental restrictions, the Acquired Fund may be more limited in its ability to engage in certain types of transactions than the Acquiring Fund. However, these additional non-fundamental restrictions may also prevent the Acquired Fund from engaging in transactions that would subject the Acquired Fund to additional risks.

      For additional information, you should consult the Prospectus and Statement of Additional Information of the applicable Fund.

                            THE PROPOSED TRANSACTION

Description of the Plan

      As described above, the Plan provides that substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund. In exchange for the transfer of those assets and liabilities, each class of shares of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund ("Reorganization Shares"). Reorganization Shares of the Acquiring Fund so received will then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund will be terminated.

      As a result of the Reorganization, each shareholder of each class of the Acquired Fund will receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund held on the Closing Date. The Acquiring Fund will establish an account for each Acquired Fund shareholder that will reflect the number and class of shares of the Acquiring Fund distributed to that shareholder. The Acquiring Fund's shares issued in the Reorganization will be in uncertificated form. You may receive share certificates if you submit a written request signed by all registered owners to the Acquiring Fund's sub-transfer agent after the Reorganization.

      Until the closing of the Reorganization, shareholders of the Acquired Fund will, of course, continue to be able to redeem their shares by sending a redemption request in proper form to the Acquired Fund's transfer agent. Redemption requests received by the Acquired Fund's transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of shares of the Acquiring Fund.

      The obligations of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings.

      To provide against unforeseen events, the Plan may be terminated prior to the Closing Date by action of the Trustees of the Acquiring Fund or the Directors of the Acquired Fund, or amended prior to the Closing Date by action of both the Trustees of the Acquiring Fund and the Directors of the Acquired Fund, in each case notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the Acquired Fund shareholders without obtaining the approval of the shareholders of the Acquired Fund. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

      CFM and SBAM will assume and pay all of the expenses that are solely and directly related to the Reorganization. Shareholders have no rights of appraisal.

Reasons for the Proposed Transaction

      At a meeting of the Board of Directors of SBSF held on May 21, 2001, the Directors of SBSF, including a majority of the Non-Interested Directors, considered materials discussing the potential benefits to the shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund. For the reasons discussed below, the Board of Directors of SBSF, including a majority of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund shareholders will not be diluted as a result of the proposed Reorganization.

      The proposed combination of the Acquired Fund into the Acquiring Fund will allow the shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio governed by similar investment objectives and policies. The Directors of the Acquired Fund believe that the Acquired Fund and its shareholders will benefit from the proposed Reorganization for the following reasons:

      Economies of Scale; Fees and Expenses

      Having determined that the offering of multiple funds with substantially similar objectives and investment strategies is both repetitious and confusing, CFM and SBAM believe that the combination of the Funds, which have similar investment objectives, policies and strategies into a single larger fund, may increase economic and other efficiencies for investors and may ultimately result in a lower total annual expenses ratio. Of course, there is no assurance that this will be the case. Some of the fixed expenses currently paid by the Funds, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the Acquired Fund and Acquiring Fund. Other things being equal, shareholders may be expected to benefit from economies of scale through lower expense ratios and higher net income distributions over time. CFM also believes that a larger asset base will provide portfolio management benefits such as greater diversification.

      After giving effect to the waivers and reimbursements, the total annual operating expenses of each class of shares of the Acquiring Fund (on a pro forma basis) are the same as the total annual operating expenses of the corresponding class of shares of the Acquired Fund. These waivers and reimbursements can be terminated at any time and Acquired Fund shareholders will benefit from the lower total annual operating expenses of the Acquiring Fund before giving effect to these waivers and reimbursements.

      Compatible Investment Objectives and Investment Strategies

      Both Funds invest in municipal obligations. After the Reorganization, the Acquired Fund shareholders will own shares of a professionally managed portfolio with investment objectives and strategies that are substantially similar to those of the Acquired Fund.

      Due to a combination of factors, including the benefits described above, the Board of Directors of SBSF, on behalf of the Acquired Fund, believes that the Acquired Fund and its shareholders would benefit from a tax-free reorganization with the Acquiring Fund. ACCORDINGLY, IT IS RECOMMENDED THAT THE SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION WITH THE ACQUIRING FUND.

      The Board of Directors of SBSF, on behalf of the Acquired Fund, in recommending the proposed transaction, considered a number of factors, including the following:

      (a) the compatibility of the Acquired Fund's investment objectives, policies and restrictions with those of the Acquiring Fund;

      (b) the advisory, distribution, and other servicing arrangements of the Acquiring Fund;

      (c)   the tax-free nature of the Reorganization;

      (d) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests;

      (e) the level of costs and expenses to the Acquired Fund of the Reorganization;

      (f) the lower total annual expense ratios of the Acquiring Fund as compared to the Acquired Fund and the same total annual expense ratios of the Acquiring Fund (on a pro forma basis) after giving effect to waivers and reimbursements that can be terminated at any time;

      (g) a variety of alternatives potentially available to the Acquired Fund, including maintaining the status quo or liquidating the Acquired Fund; and

      (h)   the historic performance of the Acquiring Fund.

Description of the Securities to Be Issued

      The Acquiring Fund is a non-diversified series of Salomon Funds Trust ("SFT"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986, and is registered with the Securities and Exchange Commission as an open-end management investment company. Pursuant to SFT's Declaration of Trust, as amended, Trustees have authorized the issuance of four series of shares (or funds), including the Acquiring Fund.

      The Acquiring Fund currently offers four different classes of shares:
Class A, Class B, Class 2 and Class O. Shares of each class of the Acquiring Fund represent interests in the Acquiring Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the Acquiring Fund is calculated separately and may differ among classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.


      All shares of the Acquiring Fund have equal voting rights. Shares of the Acquiring Fund and the shares of the other series offered by SFT are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of the Acquiring Fund and the shares of the other series offered by SFT may vote together in the election or selection of Trustees and accountants for SFT. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to SFT's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trustees of SFT have approved an Amended and Restated Declaration of Trust, which can be amended without shareholder approval in most cases. The Amended and Restated Declaration of Trust would take effect only if approved by shareholders of each fund of SFT, including the Acquiring Fund.


      Each shareholder of the Acquiring Fund is entitled to cast, at all meetings of shareholders on items on which that shareholder is entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder. The Amended and Restated Declaration of Trust provides for dollar-weighted voting. This means that each share of each fund of SFT, including the Acquiring Fund, would have one vote for each dollar of net asset value of the fund attributable to that share. Dollar-weighted voting is important on matters where the funds in SFT vote together. This kind of voting would match a shareholder's economic interest in SFT with the shareholder's voting powers, and would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers. As noted above, the Amended and Restated Declaration of Trust would take effect only if approved by shareholders of each fund of SFT, including the Acquiring Fund.

      All shares of the Acquiring Fund will, when issued, be fully paid and nonassessable. SFT is not required to hold, and has no present intention of holding, annual meetings of shareholders but SFT will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

      The shares of the Acquiring Fund and the shares of the other series offered by SFT have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

Federal Income Tax Consequences

      The Reorganization is conditioned upon the receipt by each of the Acquiring Fund and the Acquired Fund of an opinion from Simpson Thacher & Bartlett, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:
(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Reorganization Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Reorganization Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Reorganization Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Reorganization Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Reorganization Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Reorganization Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Reorganization Shares received by each shareholder of the Acquired Fund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Reorganization Shares received by each shareholder of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of such shareholder of the Acquired Fund.

      As described above, although the Acquired Fund will, immediately prior to or on the Closing Date, distribute substantially all of its investment company taxable income and realized net capital gain, if any, to its shareholders as one or more taxable dividends, the Acquiring Fund will not make such a distribution immediately prior to or on the Closing Date. As a result, when the Acquiring Fund subsequently makes a similar distribution or distributions to its shareholders, including the former Acquired Fund shareholders who receive Reorganization Shares of the Acquiring Fund, those former Acquired Fund shareholders will effectively be receiving a return of a portion of their capital investment in the Acquiring Fund (on which they may have already paid taxes) in the form of a taxable dividend.


      While the Acquiring Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, the Fund has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.


Liquidation and Termination of the Acquired Fund

      If the Reorganization is effected, the Acquired Fund will be liquidated and terminated, and the Fund's outstanding shares will be cancelled.

Portfolio Securities

      If the Reorganization is effected, the Acquired Fund will transfer its portfolio securities to the Acquiring Fund. If the Reorganization is effected, CFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Acquired Fund), CFM will determine whether to maintain an investment in these portfolio securities. Subject to market conditions, the disposition of portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold.

 Portfolio Turnover

      The portfolio turnover rate for the Acquired Fund for its fiscal year ended December 31, 2000 was 27%. The portfolio turnover rate for the Acquiring Fund for its fiscal year ended December 31, 2000 was 46%. For a discussion of the risks relating to portfolio turnover, see "Principal Investments and Risk Factors."

Pro Forma Capitalization

       Because the Acquired Fund will be combined in the Reorganization with the Acquiring Fund, the total capitalization of the Acquiring Fund after such Reorganization is expected to be greater than the current capitalization of the Acquired Fund. The following table sets forth as of December 31, 2000: (a) the capitalization of the Acquired Fund and the Acquiring Fund, and (b) the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the Acquired Fund and the Acquiring Fund is likely to be different as a result of daily share purchase and redemption activity. The Class B, Class 2 and Class O shares of the Acquiring Fund are newly offered commencing on July 12, 2001.

                                               SHARES      NET ASSET VALUE
                       TOTAL NET ASSETS     OUTSTANDING       PER SHARE
---------------------------------------------------------------------------


SALOMON BROTHERS
NATIONAL INTERMEDIATE
MUNICIPAL FUND


Class A                  $3,140,321.00         301,239         $10.42
Class B                  $4,764,649.00         459,423         $10.37
Class 2                  $1,228,776.00         117,959         $10.42
Class O                    $390,455.00          37,435         $10.43


SALOMON BROTHERS
NATIONAL TAX FREE
INCOME FUND

Class A                 $72,975,152.00       6,472,984         $11.26
Class B                          $0.00               0          $0.00
Class 2                          $0.00               0          $0.00
Class O                          $0.00               0          $0.00

PRO FORMA SALOMON
BROTHERS NATIONAL TAX
FREE INCOME FUND


Class A                 $76,015,473.00       6,751,750         $11.26
Class B                  $4,764,649.00         423,110         $11.26
Class 2                  $1,228,776.00         109,159         $11.26
Class O                    $390,455.00          34,676         $11.26


Performance

      Performance shown below is as of December 31, 2000 and is based on historical earnings. Each Fund's performance reflects certain fee waivers and reimbursements. If these are reduced or eliminated, each Fund's performance may go down. Past performance does not necessarily indicate how the Funds will perform in the future.

      Class B, Class 2 and Class O shares of the Acquiring Fund are newly offered commencing July 12, 2001. In both the bar chart and the performance table below, the returns shown are for periods before the creation of these classes. All outstanding Acquiring Fund shares were designated Class A shares on July 12, 2001. Prior to that date, Acquiring Fund shares were sold without a sales charge. The returns in the performance table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares and the maximum deferred sales charge currently applicable to Class B and Class 2 shares.

      The bar chart below shows the performance of each Fund's Class A shares for each of the full calendar years indicated. Class B, 2 and O shares would have different performance because of their different expenses. The performance in the bar chart does not reflect sales charges, which would reduce your return.

      The bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year.

                                 % TOTAL RETURN

   ACQUIRED FUND    4.18%    7.52%       4.52%             0.18%        7.60%
   ACQUIRING FUND   3.31%   11.45%      10.05%            (3.86)%      12.10%
                    1996     1997        1998              1999         2000

                        Calendar years ended December 31


                                    SALOMON BROTHERS    SALOMON BROTHERS
                                       NATIONAL             NATIONAL
                                     INTERMEDIATE           TAX FREE
                                     MUNICIPAL FUND       INCOME FUND

      QUARTERLY RETURNS:

      Highest: ....................   2.95% in 2nd        5.12% in 4th
                                      Quarter 1997        Quarter 2000

      Lowest: .....................  (1.24%) in 2nd      (2.59%) in 2nd
                                      Quarter 1999        Quarter 1999

      The table below shows the average annual total returns for each Fund as of December 31, 2000. The table indicates the risk of investing in each Fund by comparing the average annual total returns for each class of each Fund for the periods shown to that of a broad-based index.

      The table below assumes the imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

                             AVERAGE ANNUAL RETURNS
                  CALENDAR YEARS ENDING DECEMBER 31, 2000
                                                          SINCE        INCEPTION
                         ONE YEAR      FIVE YEARS       INCEPTION         DATE
CLASS A


Salomon Brothers
National Intermediate
Municipal Fund            2.44%           3.75%           4.73%         2/22/95
Salomon Brothers
National Tax Free
Income Fund               6.77%           5.40%           6.42%         8/17/95

CLASS B(1)
Salomon Brothers
National Intermediate
Municipal Fund            1.77%           3.63%           4.61%         2/22/95
Salomon Brothers
National Tax Free
Income Fund                N/A             N/A             N/A          7/12/01

CLASS 2(1)
Salomon Brothers
National Intermediate
Municipal Fund(2)         5.02%           3.85%           4.65%         2/22/95
Salomon Brothers
National Tax Free
Income Fund                N/A             N/A             N/A          7/12/01

CLASS O(1)
Salomon Brothers
National Intermediate
Municipal Fund            7.94%           5.03%           5.82%         2/22/95
Salomon Brothers
National Tax Free
Income Fund                N/A            N/A             N/A           7/12/01

Lehman Brothers
1-10 Year Municipal       8.17%           5.22%           6.04%           N/A(5)
Bond Index(3)

Lehman Municipal          12.40%          5.95%           N/A(6)          N/A(6)
Years Plus Bond
Index(4)


---------------------

(1) Class B, Class 2 and Class O shares of the Acquiring Fund are newly offered commencing July 12, 2001.
(2) Formerly Class C.

(3) This Index is the benchmark of the Acquired Fund.
(4) This Index is the benchmark of the Acquiring Fund.
(5) Index comparison begins on 2/28/95.
(6) Information not available.

                               VOTING INFORMATION

      General Information


      The Board of Directors of SBSF, on behalf of the Acquired Fund, is furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Acquired Fund at which shareholders will be asked to consider and approve the proposed Plan with respect to the Acquired Fund.


      It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Acquired Fund and Acquiring Fund may also solicit proxies and voting instructions by telephone or otherwise. Alamo Direct has been retained to assist in the solicitation of proxies, at a cost of approximately $4,500. Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope, (2) by fax, (3) by touch-tone voting over the telephone, or (4) via the internet.

      Any shareholder of the Acquired Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Acquired Fund or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy card or, if no specification is made, in favor of the proposals referred to in this Proxy Statement/Prospectus.

      Quorum; Vote Required to Approve Proposal

      The holders of one-third of the outstanding shares of the Acquired Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by the Acquired Fund. If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

      For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

      The Plan must be approved by the vote of more than 50% of the outstanding voting securities of the Acquired Fund. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan.

      Outstanding Shareholders


   Holders of record of the shares of the Acquired Fund at the close of business on July 13, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of July 13, 2001, there were 309,399.486 outstanding Class A shares, 440,252.518 outstanding Class B shares, 140,331.047 outstanding Class 2 shares and 38,152.211 outstanding Class O shares of the Acquired Fund.

      The table below shows the name, address and share ownership of each person known to the Acquired Fund to own 5% or more of the shares of the Acquired Fund as of July 13, 2001. The table also indicates the percentage of the Acquiring Fund's shares that would be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed in the table below is beneficial.

                                                              PRO FORMA
                                                              PERCENTAGE
                                                              OWNERSHIP
                                              PERCENTAGE      POST-
NAME AND ADDRESS                    CLASS     OWNERSHIP       REORGANIZATION
----------------------------------------------------------------------------

Salomon Smith Barney, Inc.          Class A   15.5867%          0.8017%
Account No. 00128C01967
333 West 34th St, 3rd Floor
New York, NY 10001

Merrill Lynch & Co., Inc.           Class B   29.1533%         29.1533%
FBO Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 3rd Fl.
Jacksonville, FL 32246

Sally Golaske                       Class B    7.1202%          7.1202%
Jeffrey W. Gillespie
Conservators
FBO Katherine G. Savidge
PO Box 217
Royal Oak, MI 48068

Longin P. Diakow                    Class O   39.3118%         39.3118%
448 New Haven Ave.
Derby, CT 06418

Pauline K. Schlatmann               Class O   27.6201%         27.6201%
PO Box 58
Hermanie, PA 15637-0058

Beverly A. Hammer TTEE              Class O    7.5880%          7.5880%
The Beverly A. Hammer Family Trust
U/A DTD 4/17/98
516E-3085 SO
Salt Lake City, UT 84106

Anna K. Leonard                     Class O    7.2038%          7.2038%
400 Locust St. Apt. B233
Lakewood, NJ 08701

Donald A. Lee and                   Class O    6.9653%          6.9653%
Charlene M. Lee Ten-Com
2109 Van Hook Ct.
Arlington, TX 76013

Thomas Lavan and                    Class O    5.1198%          5.1198%
Anne Lavan JTWROS
35 Quaker Ln.
Farmingdale, NY 11735

Merrill Lynch & Co., Inc.           Class 2   12.5980%         12.5980%
FBO Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 3rd Fl.
Jacksonville, FL 32246

Dain Rauscher Inc. FBO              Class 2    9.2219%          9.2219%
Florence L. Moore TTEE
Janis M. Drake TTEE
Alfred F. Moore Credit Trust
17143 133rd Ave. NE Apt. 272
Woodinville, WA 98072

H.R. Lewis TTEE                     Class 2    8.3847%          8.3847%
H.R. Lewis M.D. Pa.
Corporation
Professional Plaza One
One Medical Parkway, Ste. 139
Dallas, TX 75234

Salomon Smith Barney, Inc.          Class 2    7.4200%          7.4200%
Account No. 00142F14855
333 West 34th St., 3rd Floor
New York, NY 10001

Salomon Smith Barney, Inc.          Class 2    5.7400%          5.7400%
Account No. 00171806201
388 Greenwich St.
New York, NY 10013

Dain Rauscher Inc. FBO              Class 2    5.6262%          5.6262%
Carolyn Wilson Schofield
Estate of Jane J. Wilson
6902 Gleneagles Dr.
Tyler, TX 75703

      There is no person known to the Acquiring Fund to own 5% or more of the shares of the Acquiring Fund as of July 13, 2001.

      As of July 13, 2001 the Directors and officers of the Acquired Fund owned less than 1% of any class of the Acquired Fund's outstanding shares. As of July 13, 2001 the Trustees and officers of the Acquiring Fund owned less than 1% of any class of the Acquiring Fund's outstanding shares.


                    ADDITIONAL INFORMATION ABOUT THE FUNDS

      As noted above, additional information about the Acquired Fund, the Acquiring Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the Acquired Fund, Seven World Trade Center, New York, New York 10048, telephone number (800) 725-6666, or the Acquiring Fund, Seven World Trade Center, New York, New York 10048, telephone number (800) 995-0134. Information included in this Proxy Statement/Prospectus concerning the Acquired Fund was provided by SBSF, on behalf of the Acquired Fund, and information concerning the Acquiring Fund was provided by the Salomon Funds Trust, on behalf of the Acquiring Fund.

      Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.

                                  OTHER MATTERS

      No Director is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO CAST YOUR VOTE BY FAX,
THE INTERNET OR TELEPHONE.

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of July, 2001 between Salomon Brothers Series Funds Inc, a Maryland corporation with its principal place of business at Seven World Trade Center, New York, New York 10048 (the "Acquired Company"), on behalf of its series, Salomon Brothers National Intermediate Municipal Fund (the "Acquired Fund") and Salomon Funds Trust, a Massachusetts business trust with its principal place of business at Seven World Trade Center, New York, New York 10048 (the "Acquiring Trust"), on behalf of its series, Salomon Brothers National Tax Free Income Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds"), and, solely for purposes of Section 10.2 below, Salomon Brothers Asset Management Inc. and Citi Fund Management Inc.


      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Trust, on behalf of the Acquiring Fund, in exchange solely for shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

      Shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") and Acquiring Fund Shares are divided into four classes of shares, designated Class A, Class B, Class O and Class 2 shares.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Company, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund substantially all of the Acquired Fund assets as set forth in Section 1.2, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

            (i) to issue and deliver to the Acquired Fund the number of full and fractional (A) Class A Acquiring Fund Shares determined by dividing the portion of the net value of the Assets (as defined below) (such net value computed as set forth in Section 2.1 hereof and referred to as the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in Section 2.2), (B) Class B Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share (computed as set forth in Section 2.2), (C) Class O Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class O Acquired Fund Shares by the NAV of a Class O Acquiring Fund Share (computed as set forth in Section 2.2), and (D) Class 2 Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class 2 Acquired Fund Shares by the NAV of a Class 2 Acquiring Fund Share (computed as set forth in Section 2.2), and

            (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in
Section 1.4 hereof and the Acquired Fund's rights under this Agreement.

      1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in
Section 2.1. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

      1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of its Assets provided for in Section 1.1, the Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in
Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Acquired Fund Shareholders owning (i) Class A Acquired Fund Shares shall receive Class A Acquiring Fund Shares therefor, (ii) Class B Acquired Fund Shares shall receive Class B Acquiring Fund Shares therefor, (iii) Class O Acquired Fund Shares shall receive Class O Acquiring Fund Shares therefor, and (iv) Class 2 Acquired Fund Shares shall receive Class 2 Acquiring Fund Shares therefor. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

      2.1. The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. The Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

      2.2. The net asset value of each class of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

      2.3. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees or Board of Directors, as applicable, and independent accountants.

3.    CLOSING AND CLOSING DATE


      3.1. The Closing of the Reorganization contemplated by this Agreement shall be September 14, 2001, or such earlier or later date as the parties may agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York, or at such other place and time as the parties may agree.


      3.2. The Acquired Company shall furnish to the Acquiring Trust a statement of the Acquired Fund's net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by an authorized officer of the Acquired Company.

      3.3. The Acquired Company shall deliver at the Closing a certificate of an authorized officer of the Acquired Company certifying that the Acquired Company has instructed the custodian for the Acquired Fund to deliver the Assets of the Acquired Fund to State Street Bank and Trust Company ("State Street"), custodian for the Acquiring Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be presented by the Acquired Fund's custodian to State Street for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the Acquired Fund's custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.4. The Acquired Company shall instruct the transfer agent of the Acquired Fund to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Company or the Board of Trustees of the Acquiring Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. The Acquired Company, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

            (a) The Acquired Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of the Acquired Company.

            (b) The Acquired Company is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

            (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Company on behalf of the Acquired Fund will not result, in violation of Maryland law or of the Acquired Company's Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Company on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

            (e) To the Acquired Company's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquired Fund or any properties or assets held by it. The Acquired Company knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund's business or its or the Acquired Fund's ability to consummate the transactions herein contemplated.

            (f) The financial statements of the Acquired Fund at and for the year ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. All of such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

            (g) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

            (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

            (i) For each taxable year of its operation (including the tax year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date.

            (j) The authorized capital stock of the Acquired Company consists of 10,000,000,000 shares, $0.001 par value per share, divided into twelve
      (12) series and, with respect to the Acquired Fund, four classes. All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

            (k) At the Closing Date, the Acquired Company, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Trust, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Directors of the Acquired Company, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Acquired Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

            (m) The information to be furnished by the Acquired Company for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

            (n) The current combined prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust for use therein.

      4.2. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Company and the Acquired Fund as follows:

            (a) The Acquiring Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Acquiring Trust.

            (b) The Acquiring Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

            (e) To the Acquiring Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

            (f) The financial statements of the Acquiring Fund at and for the year ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent certified public accountants, and are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

            (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

            (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to do so for the taxable year including the Closing Date.

            (j) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value per share, divided into three (3) series, and, with respect to the Acquiring Fund, four classes. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

            (k) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Company, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

            (m) The information to be furnished by the Acquiring Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

            (n) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (o) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Company for use therein.

5.    COVENANTS

      5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. The Acquired Company and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 14, 2001 (or such other date as the parties may agree to in writing).

      5.4. The Acquired Company and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquiring Trust will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and the Acquired Company will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The Acquired Company and the Acquired Fund will provide the Acquiring Trust with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

      5.7. Each of the Acquired Company and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.8. Each of the Acquiring Trust and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Company, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Acquired Company may reasonably deem necessary or desirable in order to (i) vest and confirm the Acquired Company's title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Fund.

      5.9. The Acquired Company, the Acquiring Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

      5.10. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.11. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED COMPANY

      The obligations of the Acquired Company and the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Company's election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Trust or the Acquiring Fund, the Acquired Company or the Acquired Fund, or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquired Company or the Acquired Fund, or the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

      6.2. The Acquiring Trust shall have delivered to the Acquired Company on the Closing Date a certificate executed in its name by an authorized officer of the Acquiring Trust, in a form reasonably satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Company shall reasonably request.

      6.3. the Acquired Company shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Acquired Company, and dated as of the Closing Date, to the effect that:

            (a) the Acquiring Trust is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and the Acquiring Fund has been duly designated as a series of the Acquiring Trust;

            (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act;

            (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, and constitutes a valid and legally binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

            (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust or By-laws; and

            (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Company, its Directors and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Company may reasonably request.

      6.4. The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

      6.5. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Acquired Company pursuant to which the Acquiring Trust, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.


7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

      The obligations of the Acquiring Trust and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Acquired Company and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Company, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Company or the Acquired Fund, the Acquiring Trust or the Acquiring Fund or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquiring Trust or the Acquiring Fund, or the Acquired Company or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

      7.2. The Acquired Company shall have delivered to the Acquiring Trust the statement of net assets described in Section 3.2.

      7.3. The Acquired Company shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by an authorized officer of the Acquired Company, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Trust shall reasonably request.

      7.4. The Acquiring Trust shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:

            (a) the Acquired Company is existing under the laws of the State of Maryland as a corporation, and the Acquired Fund has been duly designated as a series of the Acquired Company;

            (b) the Acquired Company, with respect to the Acquired Fund, has the corporate power as a Maryland corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquired Company's registration statement under the 1940 Act;

            (c) the Agreement has been duly authorized, executed and delivered by the Acquired Company, and constitutes a valid and legally binding obligation of the Acquired Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

            (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Company's Articles of Incorporation or By-laws; and

            (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Company under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Trust may reasonably request.

      7.5. The Acquired Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust and the Acquiring Fund or the Acquired Company and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

      8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received an opinion of Simpson Thacher & Bartlett addressed to the Acquired Company, the Acquired Fund, the Acquiring Trust and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes:
(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of such shareholder. The delivery of such opinion is conditioned upon receipt by Simpson Thacher & Bartlett of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

9.    INDEMNIFICATION

      9.1. The Acquiring Trust agrees to indemnify and hold harmless the Acquired Company, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Company agrees to indemnify and hold harmless the Acquiring Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Company or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   FEES AND EXPENSES

      10.1. The Acquiring Trust and the Acquired Company each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Expenses of the Reorganization will be borne equally by Salomon Brothers Asset Management Inc. and Citi Fund Management Inc.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

      The covenants to be performed after the Closing and the obligations of each of the Acquired Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before October 31, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company and the Acquiring Trust; provided, however, that following the meeting of shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES


      Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Company or the Acquired Fund, c/o Salomon Brothers Series Funds Inc, Seven World Trade Center, New York, New York 10048, with a copy to Sarah E. Cogan, Esq., Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or to the Acquiring Trust or the Acquiring Fund, c/o CitiFunds Tax Free Income Trust, Seven World Trade Center, New York, New York 10048, with a copy to Roger P. Joseph, Esq., Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, or to any other address that the Acquired Company or the Acquiring Trust shall have last designated by notice to the other party.


15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of the Acquired Company to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

      15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

      15.5. The Acquiring Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquiring Trust entered into in the name or on behalf of the Acquiring Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquiring Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquiring Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquiring Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

                               [Signatures follow]

      IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the day and year first above written.

                                    SALOMON BROTHERS SERIES FUNDS INC, on
                                      behalf of Salomon Brothers National
                                      Intermediate Municipal Fund



                                    By: /s/ Christine Sydor
                                            -----------------------------------
                                    Name:   Christine Sydor
                                    Title:  Secretary

                                      SALOMON FUNDS TRUST, on behalf of
                                      Salomon Brothers National Tax Free
                                      Income Fund)


                                    By: /s/ Lewis Daidone
                                            -----------------------------------
                                    Name:   Lewis Daidone
                                    Title:  Treasurer


Solely for purposes of Section 10.2:

Salomon Brothers Asset
  Management Inc.



By: /s/   Heath McLendon
          --------------------------
Name:     Heath McLendon
Title:    Director



Citi Fund Management Inc.



By: /s/   Robert Frenkel
          --------------------------
Name:     Robert Frenkel
Title:    Secretary

                                     Filed under Rule 497(b) File Nos. 333-
                                                                    and 811-5034


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                         RELATING TO THE ACQUISITION BY

                 SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND
                             (THE "ACQUIRING FUND"),
                         A SERIES OF SALOMON FUNDS TRUST
                            Seven World Trade Center
                            New York, New York 10048
                                 (800) 995-0134

                                OF THE ASSETS OF

              SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                             (THE "ACQUIRED FUND"),
             A SERIES OF SALOMON BROTHERS SERIES FUNDS INC ("SBSF")

                            Seven World Trade Center
                            New York, New York 10048
                                 (800) 725-6666

                              Dated: July 16, 2001

      This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus, dated July 16, 2001 relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

      1. Prospectus and Statement of Additional Information for the Acquired Fund, dated April 30, 2001.

      2. Prospectus and Statement of Additional Information for the Acquiring Fund, dated July 12, 2001.

      3.    Annual Report of the Acquired Fund for the year ended December
            31, 2000.

      4.    Annual Report of the Acquiring Fund for the year ended December
            31, 2000.

                                TABLE OF CONTENTS
                                                                      Page

General Information .............................................          2
Pro Forma Financial Statements (Unaudited) ......................  Exhibit A

                               GENERAL INFORMATION

      This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the Acquired Fund to the Salomon Funds Trust, on behalf of the Acquiring Fund, in exchange for shares of the Acquiring Fund (the "Reorganization"). The shares issued by the Acquiring Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that were outstanding immediately before the effective time of the Reorganization.

      After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund shares, the Acquired Fund will distribute such shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the effective time of the Reorganization will receive shares of the corresponding class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Acquired Fund. The Acquiring Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Acquired Fund for each shareholder. Upon completion of the Reorganization with respect to the Acquired Fund, all outstanding shares of the Acquired Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Acquired Fund will wind up its affairs and be terminated as a series of SBSF under Maryland law.

      For further information about the transaction, see the Proxy Statement/Prospectus.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

      The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund as if such transfer had occurred as of December 31, 2000. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund will be accounted for as a tax-free reorganization.

                                                                                                                          Exhibit A
                                                                                                                              (SAI)

                                                 PORTFOLIO OF INVESTMENTS
                                                     December 31, 2000


                                                                         SALOMON BROTHERS
                                                  SALOMON BROTHERS           NATIONAL                   SALOMON BROTHERS
                                                  NATIONAL TAX FREE        INTERMEDIATE               NATIONAL TAX FREE INCOME
                                                    INCOME FUND           MUNICIPAL FUND                 PRO FORMA FUND
                                                ----------------------   ------------------           ------------------------
                                                PRINCIPAL                PRINCIPAL                    PRINCIPAL
                                                 AMOUNT                   AMOUNT                       AMOUNT
                                                 (000'S                   (000'S                       (000'S
ISSUER                                          OMITTED)      VALUE      OMITTED)   VALUE             OMITTED)        VALUE


------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.7%
------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS - 15.9%
------------------------------------------------------------------------------------------------------------------------------
Cook County, Illinois,
 Refunding,              5.625% due   11/15/16                            $ 250   $  261,805           $  250   $      261,805
Georgia  State,          5.80 % due   11/01/16  $1,605   $    1,779,688                                 1,605        1,779,688
Hamilton County, Ohio,
 Sales Tax,              5.75 % due   12/01/17   1,300        1,397,474                                 1,300        1,397,474
Illinois State,          6.10 % due    1/01/20   1,500        1,627,365                                 1,500        1,627,365
Massachusetts State,     6.00 % due    2/01/14   3,900        4,327,011                                 3,900        4,327,011
Massachusetts State,     6.00 % due    6/01/15   2,000        2,198,960                                 2,000        2,198,960
New York, New York,      6.125% due   11/15/14   1,500        1,685,805                                 1,500        1,685,805
                                                            -----------           ----------                       -----------
                                                             13,016,303              261,805                        13,278,108
                                                            -----------           ----------                       -----------

EDUCATION - 14.5%
------------------------------------------------------------------------------------------------------------------------------
ABC, California, Union
 School District,       Zero Coupon    8/01/17     750          321,315                                   750          321,315
Chicago, Illinois,
 Board of Education,    Zero Coupon    9/01/14   2,000          994,080                                 2,000          994,080
El Paso County,
 Colorado,
 School District,        6.375% due   12/01/17   1,025        1,149,343                                 1,025        1,149,343
El Segundo,
 California, Union
 School District,       Zero Coupon    8/01/14     485          253,058                                   485          253,058
Fort Worth, Texas,
 School District,        5.75 % due    2/15/12   3,080        3,353,073                                 3,080        3,353,073
Illinois Student
 Assistance
 Commission
 Student Loan
 Revenue,                6.40 % due    3/01/04                              400      415,364              400          415,364
Indiana Secondary
 Market for
 Educational Loans
 Revenue,                5.55 % due   12/01/05                              300      312,816              300          312,816
Louisiana Public
 Facilities
 Authority Student
 Loan Revenue,           6.75 % due    9/01/06                              350      367,913              350          367,913
Massachusetts State,
 Health & Educational
 Facilities Authority
 Revenue,                6.50 % due   12/01/05                              400      426,412              400          426,412
Mississippi Higher
 Education,              6.05 % due    9/01/07                              245      251,448              245          251,448
Mountain View, Los
 Altos, California,
 Union High
 School District,       Zero Coupon    8/01/17     900          385,578                                   900          385,578
Northside, Texas,
 School District,        6.00 % due    8/15/16   1,150        1,262,642                                 1,150        1,262,642
Pennsylvania State
 Higher Education
 Authority,              6.125% due   12/15/17   1,300        1,441,453                                 1,300        1,441,453
University of Texas
 Revenue,                5.75 % due    8/15/15   1,045        1,124,232                                 1,045        1,124,232
                                                            -----------           ----------                       -----------
                                                             10,284,774            1,773,953                        12,058,727
                                                            -----------           ----------                       -----------

HEALTHCARE - 0.8%
------------------------------------------------------------------------------------------------------------------------------
Indiana Health
 Facilities Financing
 Authority Hospital
 Revenue,                5.80 % due    8/15/06                              500      496,040              500          496,040
Miami County, Ohio,
 Hospital Facilities
 Refunding &
 Improvement Revenue,    5.60 % due    5/15/02                              130      130,143              130          130,143
                                                                                  ----------                       -----------
                                                                                     626,183                           626,183
                                                                                  ----------                       -----------

HOUSING - 9.7%
------------------------------------------------------------------------------------------------------------------------------
Colorado Housing
 Finance Authority,      6.55 % due    5/01/25     955        1,028,611                                   955        1,028,611
Colorado Housing
 Finance Authority,      6.60 % due    5/01/28   1,000        1,083,500                                 1,000        1,083,500
Connecticut State
 Housing and
 Finance Corp.,          5.95 % due    5/15/17   2,000        2,084,440                                 2,000        2,084,440
Florida Housing
 Finance Agency
 Refunding,
 Single-Family
 Mortgage,               6.15 % due    7/01/06                              170      182,165              170          182,165
Georgia State
 Housing and
 Finance Corp., AMT,     4.65 % due   12/01/20   1,435        1,411,682                                 1,435        1,411,682
Iowa Finance
 Authority
 Single-Family
 Revenue,                6.00 % due    7/01/13                              250      262,380              250          262,380
Maine State
 Housing
 Authority Mortgage
 Purchase Revenue,       5.95 % due   11/15/11                              250      266,733              250          266,733
New Jersey State
 Housing Finance
 Authority,              4.75 % due   10/01/17   1,010          995,001                                 1,010          995,001
New York State
 Mortgage Agency
 Revenue Homeowner
 Mortgage,               5.90 % due   10/01/06                              500      528,050              500          528,050
North Dakota
 State Housing
 Finance Agency
 Revenue,                6.10 % due    7/01/13                              250      265,205              250          265,205
                                                            -----------           ----------                       -----------
                                                              6,603,234            1,504,533                         8,107,767
                                                            -----------           ----------                       -----------

POWER REVENUE - 2.8%
------------------------------------------------------------------------------------------------------------------------------
Sikeston, Missouri,
 Electrical Revenue,     6.00 % due    6/01/14   2,000        2,264,900                                 2,000        2,264,900
Washington State,
 Public Power Supply
 System Refunding
 Revenue,                5.125% due    7/01/17                              100      100,261              100          100,261
                                                            -----------           ----------                       -----------
                                                              2,264,900              100,261                         2,365,161
                                                            -----------           ----------                       -----------

STATE AGENCIES - 4.9%
------------------------------------------------------------------------------------------------------------------------------
New York State,
 Dormitory Authority,    5.625% due    5/15/13   3,020        3,100,121                                 3,020        3,100,121
New York State,
 Dormitory Authority
 Lease Revenue,          6.00 % due    7/01/14                              250      273,473              250          273,473
New York State,
 Dormitory Authority
 Revenue, College
 & University Loan,      5.60 % due    7/01/06                              700      737,177              700          737,177
                                                            -----------           ----------                       -----------
                                                              3,100,121            1,010,650                         4,110,771
                                                            -----------           ----------                       -----------

TRANSPORTATION REVENUE - 34.0%
------------------------------------------------------------------------------------------------------------------------------
Alliance, Texas,
 Airport Authority
 Inc., AMT,              6.375% due    4/01/21   1,750        1,744,855                                 1,750        1,744,855
Austin, Texas
 Airport System,         6.50 % due   11/15/05                              500      542,812              500          542,812
Dallas/Fort Worth
 Texas, International
 Airport Revenue, AMT,   7.25 % due   11/01/30   1,000        1,038,610                                 1,000        1,038,610
Indiana
 Transportation
 Finance Authority
 Airport
 Facilities Lease
 Revenue,                6.25 % due   11/01/03                              650      680,303              650          680,303
Kenton County,
 Kentucky, Airport
 Authority, AMT,         7.125% due    2/01/21   1,250        1,279,037                                 1,250        1,279,037
Massachusetts Bay
 Transportation
 Authority,              5.50 % due    3/01/13   1,685        1,820,019                                 1,685        1,820,019
Massachusetts Bay
 Transportation
 Authority,              5.50 % due    3/01/14   5,000        5,388,900                                 5,000        5,388,900
Massachusetts Bay
 Transportation
 Authority,              5.50 % due    3/01/15   2,500        2,678,150                                 2,500        2,678,150
Metropolitan
 Transit Authority,
 New York,               6.125% due    4/01/17   1,000        1,106,530                                 1,000        1,106,530
Miami, Dade County,
 Florida, Aviation
 Revenue,                6.15 % due    7/01/06                              250      264,300              250          264,300
Miami, Dade County,
 Florida, Expressway
 Authority,              6.00 % due    7/01/13   1,500        1,671,000                                 1,500        1,671,000
New Jersey Economic
 Development
 Authority,              5.75 % due    5/01/13   3,000        3,238,320                                 3,000        3,238,320
Niagara, New York
 Frontier Authority
 Airport Revenue,        5.50 % due    4/01/09                              250      264,762              250          264,762
Regional
 Transportation
 Authority of
 Illinois,               5.75 % due    6/01/14   4,010        4,404,143                                 4,010        4,404,143
Regional
 Transportation
 Authority of
 Illinois,               5.75 % due    6/01/15    2,000       2,180,620                                 2,000        2,180,620
                                                            -----------           ----------                       -----------
                                                             26,550,184            1,752,177                        28,302,361
                                                            -----------           ----------                       -----------

WATER AND SEWER REVENUE - 10.9%
------------------------------------------------------------------------------------------------------------------------------
Chicago, Illinois,
 Wastewater Revenue,     6.00 % due    1/01/15   1,000        1,111,130                                 1,000        1,111,130
Chicago, Illinois,
 Water Reclaimation
 District
 Refunding GO,           5.90 % due   12/01/06                              300      325,305              300          325,305
Kansas State,
 Development
 Finance Authority,      5.75 % due    4/01/14   2,280        2,480,093                                 2,280        2,480,093
Lower Colorado River
 Authority, Texas,
 Revenue,                6.00 % due    4/15/13   3,000        3,326,850                                 3,000        3,326,850
Passaic Valley,
 New Jersey,
 Sewer Systems,          5.75 % due   12/01/07                              280      304,598              280          304,598
Pueblo, Colorado,
 Waterworks Revenue,     6.00 % due   11/01/15   1,165        1,294,630                                 1,165        1,294,630
Texas Water
 Development
 Board Revenue,          5.00 % due    7/15/15                              200      200,868              200          200,868
                                                            -----------           ----------                       -----------
                                                              8,212,703              830,771                         9,043,474
                                                            -----------           ----------                       -----------

MISCELLANEOUS - 5.2%
Brazos River,
 Texas, Authority
 Revenue,                4.90 % due   10/01/15   1,575        1,576,528                                 1,575        1,576,528
Greater Richmond,
 Virginia,
 Convention Center
 Authority Tax Revenue,  6.00 % due    6/15/13                              250      275,190              250          275,190
Los Angeles,
 California, Harbor
 Department Revenue,     6.00 % due    8/01/03                              285      297,520              285          297,520
New Jersey Sports
 & Exposition
 Authority
 Contractors,            6.00 % due    3/01/15   1,500        1,651,875                                 1,500        1,651,875
Port Oakland
 California,
 Port Revenue,           6.00 % due   11/01/05                              250      268,710              250          268,710
Sacramento County,
 California,
 Sanitation
 District Financing
 Authority Revenue,      5.25 % due   12/01/12                              250      269,840              250          269,840
                                                            -----------           ----------                       -----------
                                                              3,228,403            1,111,260                         4,339,663
                                                            -----------           ----------                       -----------

TOTAL MUNICIPAL BONDS                                        73,260,622            8,971,593                        82,232,215
                                                            -----------           ----------                       -----------
Identified Cost                                              69,471,965            8,582,628                        78,054,593
                                                            -----------           ----------                       -----------

VARIABLE RATE DEMAND NOTES*
 AT AMORTIZED COST - 1.3%
Gulf Coast Waste
 Disposal Authority,
 Texas,
 Environmental
 Facilities Revenue,      4.95% due    6/01/30                              200      200,000              200          200,000
Long Island Power
 Authority, New York,    4.90 % due    5/01/33     700          700,000                                   700          700,000
Ohio State,
 Air Quality
 Development
 Authority Revenue,      4.90 % due   12/01/15                              100      100,000              100          100,000
Ohio State, Water
 Development
 Authority Refunding
Pollution Control
 Revenue,                4.90 % due    4/01/24                              100      100,000              100          100,000
                                                            -----------           ----------                       -----------
TOTAL VARIABLE
 RATE DEMAND NOTES                                              700,000              400,000                         1,100,000
                                                            -----------           ----------                       -----------
Identified Cost                                                 700,000              400,000                         1,100,000
                                                            -----------           ----------                       -----------

TOTAL INVESTMENTS                                           $73,960,622           $9,371,593                       $83,332,215
                                                            ===========           ==========                       ===========
Identified Cost                                             $70,171,965           $8,982,628                       $79,154,593
                                                            ===========           ==========                       ===========

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than
  7 days notice.
AMT - Subject to Alternative Minimum Tax

See notes to financial statements

Reorganization of Salomon Brothers National Tax Free Income Fund and Salomon Brothers National Intermediate Municipal Fund



                                                                                                  Salomon
                                                                                                  Brothers
                                                     Salomon          Salomon                     National
                                                     Brothers        Brothers                     Tax Free
                                                   National Tax      National                      Income
                                                       Free         Intermediate                  Pro Forma
                                                   Income Fund     Municipal Fund                   Fund
                                                   -----------     --------------                -----------
                                                      As of            As of                       As of
                                                     12/31/00        12/31/00       Adjustments   12/31/00
                                                   -----------     --------------   -----------  -----------


PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)

ASSETS:
Investments, at value                               $73,960,622     $9,371,593                  $ 83,332,215
Cash                                                    153,742         67,938                       221,680
Interest receivable                                   1,057,421        140,989                     1,198,410
Receivable for investments sold                         300,007          5,000                       305,007
Receivable for fund shares sold                               0          2,214                         2,214
Receivable from Manager                                       0          2,961                         2,961
                                                    -----------     ----------                  ------------
    Total Assets                                     75,471,792      9,590,695                    85,062,487
                                                    -----------     ----------                  ------------

LIABILITIES:
Payable for fund shares repurchased                   2,370,281              0                     2,370,281
Dividends Payable                                        82,430         13,967                        96,397
Payable to affiliate                                     15,166          5,391                        20,557
Accrued expenses and other liabilities                  128,763         47,136                       175,899
                                                    -----------     ----------                  ------------
    Total Liabilities                                 2,596,640         66,494                     2,663,134
                                                    -----------     ----------                  ------------

    Net Assets                                      $72,875,152     $9,524,201                  $ 82,399,353
                                                    ===========     ==========                  ============

NET ASSETS CONSIST OF:
Par value of capital shares                                         $      916        $(916)
Capital paid in excess of par value                 $79,813,083      9,170,406          916     $ 88,984,405
Unrealized appreciation of investments                3,788,657        388,965                     4,177,622
Undistributed net investment income                      77,555              0                        77,555
Accumulated net realized gain (loss) on
  security transactions                             (10,804,143)       (36,086)                  (10,840,229)
                                                    -----------     ----------                  ------------

    Net Assets                                      $72,875,152     $9,524,201                  $ 82,399,353
                                                    ===========     ==========                  ============
Net Assets:              Class A                    $72,875,152     $3,140,321                  $ 76,015,473
                                                    ===========     ==========                  ============
                         Class B                                    $4,764,649                  $  4,764,649
                                                                    ==========                  ============
                         Class 2                                    $1,228,776                  $  1,228,776
                                                                    ==========                  ============
                         Class O                                      $390,455                  $    390,455
                                                                    ==========                  ============

Outstanding Shares:      Class A                      6,472,984        301,239      (22,473)       6,751,750
                                                    ===========     ==========                  ============
                         Class B                                       459,423      (36,313)         423,110
                                                                    ==========                  ============
                         Class 2                                       117,959       (8,800)         109,159
                                                                    ==========                  ============
                         Class O                                        37,435       (2,759)          34,676
                                                                    ==========                  ============

Net Asset Value:         Class A                         $11.26         $10.42                        $11.26
                                                    ===========     ==========                  ============
                         Class B                                        $10.37                        $11.26
                                                                    ==========                  ============
                         Class 2                                        $10.42                        $11.26
                                                                    ==========                  ============
                         Class O                                        $10.43                        $11.26
                                                                    ==========                  ============

Offering Price:          Class A                         $11.26         $10.94  *                     $11.82  *
                                                    ===========     ==========                  ============
                         Class B                                        $10.37                        $11.26
                                                                    ==========                  ============
                         Class 2                                        $10.54 **                     $11.37 **
                                                                    ==========                  ============
                         Class O                                        $10.43                        $11.26
                                                                    ==========                  ============


 * Based on a maximum sales charge of 4.75%.
** Based on a maximum sales charge of 1.00%.


See accompanying notes to unaudited pro forma financial statements.

Reorganization of Salomon Brothers National Tax Free Income Fund and Salomon Brothers National Intermediate
Municipal Fund


                                                                                                Salomon
                                                                                                Brothers
                                                    Salomon          Salomon                    National
                                                    Brothers         Brothers                   Tax Free
                                                   National Tax       National                   Income
                                                      Free         Intermediate                 Pro Forma
                                                   Income Fund    Municipal Fund                  Fund
                                                  --------------  ---------------              -----------
                                                   For the 12       For the 12                  For the 12
                                                     Months           Months                      Months
                                                      Ended           Ended                        Ended
                                                    12/31/00         12/31/00      Adjustments    12/31/00
                                                  --------------  ---------------  ----------   ------------

PRO FORMA STATEMENT OF OPERATIONS (unaudited)

INVESTMENT INCOME:
Interest                                            $ 4,738,354     $  616,235                   $ 5,354,589
                                                    -----------     ----------                   -----------

EXPENSES:
Management & Administrative fees                        649,280         62,131     (278,558) *       432,853
Service and Distribution fees                           232,119         66,039            0          298,158
Audit & Legal fees                                       92,280         49,601      (36,800) **      105,081
Custody and Fund Accounting fees                         67,546          1,315           0           68,861
Transfer Agent fees                                      61,171         58,656      (44,600) **       75,227
Shareholder reports & communications                     28,521         15,000       (7,500) **       36,021
Trustees & Directors fees                                 9,764          1,071         (870) **        9,965
Registration fees                                        24,840         36,343            0           61,183
Miscellaneous                                             8,561         12,182       (9,700) **       11,043
                                                    -----------     ----------     --------      -----------
    Total Expenses                                    1,174,082        302,338     (378,028)       1,098,392

    Less: Management Fee Waivers and
      Expense Reimbursements                           (466,083)      (179,815)     314,547         (331,351)
                                                    -----------     ----------     --------      -----------
    Net Expenses                                        707,999        122,523      (63,481)         767,041
                                                    -----------     ----------     --------      -----------

Net Investment Income                                 4,030,355        493,712       63,481        4,587,548
                                                    -----------     ----------     --------      -----------

NET REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS:
Net realized gain (loss) on investment transactions  (2,596,064)         9,018                    (2,587,046)
Net change in unrealized appreciation (depreciation)
  of investments                                      7,980,322        269,962                     8,250,284
                                                    -----------     ----------     --------      -----------
    Net Realized and Unrealized Gain on Investments   5,384,258        278,980            0        5,663,238
                                                    -----------     ----------     --------      -----------

Net Increase in Net Assets Resulting from
  Operations                                        $ 9,414,613     $  772,692     $ 63,481      $10,250,786
                                                    ===========     ==========     ========      ===========


 * Reflects reduction in management fee from 0.75% to 0.50% on the Salomon Brothers National Tax Free Income
   Fund.
** Reflects adjustment for duplicate services.

See accompanying notes to unaudited pro forma financial statements.

                              CAPITALIZATION TABLE

Acquiring Fund:        Salomon Brothers National Tax Free Income Fund
Acquired Fund:         Salomon Brothers National Intermediate Municipal Fund
As of:                 December 31, 2000


                       Salomon      Salomon
                      Brothers     Brothers
                      National     National
                      Tax Free   Intermediate
                       Income      Municipal     Pro Forma   Pro Forma
                        Fund         Fund       Adjustments   Combined     Check
                     ---------     --------     -----------  ---------     -----


Net Assets:
-------------
Class A              $72,875,152  $3,140,321                $76,015,473
Class B                            4,764,649                  4,764,649
Class 2                            1,228,776                  1,228,776
Class O                              390,455                    390,455
                     -----------------------                -----------
            Total    $72,875,152  $9,524,201                $82,399,353
                     =======================                ===========

 Net Asset
   Value
 Per Share:
-------------
Class A                   $11.26      $10.42                     $11.26   $11.26
Class B                               $10.37                     $11.26   $11.26
Class 2                               $10.42                     $11.26   $11.26
Class O                               $10.43                     $11.26   $11.26

   Shares
Outstanding:
-------------
Class A                6,472,984     301,239    (22,473)      6,751,750
Class B                        0     459,423    (36,313)        423,110
Class 2                        0     117,959     (8,800)        109,159
Class O                        0      37,435     (2,759)         34,676
                     --------------------------------------------------
            Total      6,472,984     916,056    (70,345)      7,318,695
                     ==================================================

Pro Forma Footnotes for the Reorganization Between Salomon Brothers National Tax Free Income Fund (Citi National Tax Free Income Fund will be renamed in July
2001) and Salomon Brothers National Intermediate Municipal Fund December 31, 2000 (unaudited)

1.    General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of the Salomon Brothers National Intermediate Municipal Fund ("the Acquired Fund") by the Salomon Brothers National Tax Free Income Fund ("The Fund" or "National Tax Free Income") in exchange for shares of National Tax Free Income and the assumption by National Tax Free Income of substantially all of the liabilities of the Acquired Fund as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the National Tax Free Income will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of National Tax Free Income at net asset value. The unaudited pro forma portfolio of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on December 31, 2000. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective January 1, 2000.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and portfolio of investments of the Acquired Fund and National Tax Free Income which are included in their respective annual reports dated December 31, 2000.

2.    Significant Accounting Policies

National Tax Free Income, a separate series of Salomon Funds Trust (CitiFunds Tax Free Income Trust will be renamed in July 2001), ("the Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by National Tax Free Income are:

    (a) debt security transactions are accounted for on trade date; (b) securities are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees; (e) interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) the Fund bears all costs of its operations other than expenses specifically assumed by Citi Fund Management Inc. ("CFM"), expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly: expenses directly attributable to a fund are charged to that fund; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; and
        (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3.    Pro Forma Adjustments

The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares and fund expenses as if the reorganization had taken place on December 31, 2000. Adjustments were made to certain expenses to reflect the entities' operations as if they had been in place as of December 31, 2000.

4.    Management Agreement and Other Transactions

CFM, a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of National Tax Free Income. CFM was established in January 2001 to take over the mutual fund investment advisory operations of Citibank, N.A. National Tax Free Income pays CFM a management fee calculated at an annual rate of 0.50% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. CFM also provides certain administrative services to the Fund.

Citi Fiduciary Trust Company ("CFTC"), a subsidiary of Citigroup, is National Tax Free Income's transfer agent. Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as the Fund's distributor.